UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 24, 2004

                        COMMISSION FILE NUMBER 000-32517

                  PRIDE BUSINESS DEVELOPMENT HOLDINGS, INC.
                           (formerly MEDSTRETCH INC.)
               (Exact name of registrant as specified in charter)

             NEVADA                                        91-1997729
             -------                                       ----------
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                      Identification No.)

15760 Ventura Boulevard, Suite 1020 Encino, California              91436
------------------------------------------------------              -----
       (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code        (866) 868-0461
                                                          --------------

    Medstretch, Inc., 175 Brighton Avenue, Toronto, Ontario, Canada M3H 4E3
     -----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits

(a) Financial Statements of business acquired for the periods from April 25, 2003 (Inception) through December 31, 2003, three and six months ended June 30, 2004, period from April 25, 2003 (Inception) through June 30, 2003 and 2004. (1)

(b) Pro Forma Financial Statements for the periods ending December 31, 2003 and June 30, 2004. (1)

(c) Exhibits

      None
-------------------------------------------------------------------------------
(1) Financials statements are attached immediately following the signature page.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   Dated: August 16, 2005 MEDSTRETCH, INC.
                                          ----------------
                                            (Registrant)


                                            /s/ Ari Markow
                                            --------------
                                             Ari Markow
                                             President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
   Pride Business Development Group
   (a development stage company)
   Encino, California



We have audited the accompanying balance sheet of Pride Business Development Group ("Pride") (a development stage company) as of December 31, 2003, and the related statements of expenses, changes in stockholders' deficit, and cash flows for the period from April 25, 2003 (Inception) through December 31, 2003. These financial statements are the responsibility of Pride's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Pride, as of December 31, 2003, and the results of its operations and its cash flows for the periods described in conformity with accounting principles generally accepted in the United States of America.



MALONE & BAILEY, PC
www.malone-bailey.com
Houston, Texas

March 31, 2005

                        PRIDE BUSINESS DEVELOPMENT GROUP
                          (A development stage company)
                                  BALANCE SHEET
                                December 31, 2003


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
      Accrued liabilities                                     $    2,555

Long-term Liabilities
      Note payable - related party                               160,000
                                                              ----------

         Total liabilities                                       162,555
                                                              ----------

Commitment                                                             -

Stockholders' deficit
      Common stock, no par value, 75,000 shares
         authorized, 100 shares issued and outstanding              1,000
      Deficit accumulated during the development stage           (163,555)
                                                               ----------

         Total stockholders' deficit                             (162,555)
                                                               ----------

         Total liabilities and stockholders' deficit           $        -
                                                               ==========


          See accompanying summary of accounting policies and notes to financial statements.

                        PRIDE BUSINESS DEVELOPMENT GROUP
                         (A development stage company)
                   STATEMENT OF EXPENSES From April 25, 2003
                     (Inception) through December 31, 2003

Operating expenses:
General and administrative                                     $   161,000

Interest expense                                                     2,555
                                                               -----------

Net loss                                                       $  (163,555)
                                                               ===========

          See accompanying summary of accounting policies and notes to financial statements.

                        PRIDE BUSINESS DEVELOPMENT GROUP
                         (A development stage company)
                 STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
           From April 25, 2003 (inception) through December 31, 2003



                                                          Deficit
                                                        accumulated
                                                         during the
                                     Common Stock        development
                                  Shares       Amount      stage       Totals
                                  ------       ------      -----       ------
Shares issued
  to founders                          100  $     1,000 $        -  $    1,000

Net Loss                                 -            -   (163,555)   (163,555)
                                 ---------  ----------- ----------  ----------

Balances at December 31, 2003          100  $     1,000 $ (163,555) $ (162,555)
                                 =========  =========== ==========  ==========


          See accompanying summary of accounting policies and notes to financial statements.

                        PRIDE BUSINESS DEVELOPMENT GROUP
                          (A development stage company)
                   STATEMENT OF CASH FLOWS From April 25, 2003
                      (inception) through December 31, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                  $ (163,555)
     Adjustments to reconcile net loss
     to cash used in operating activities:
     Shares issued to founders 1,000 Changes
     in assets and liabilities:
        Accrued liabilities                                         2,555
                                                               ----------

CASH USED IN OPERATING ACTIVITIES                                (160,000)
                                                               ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from related party loan                             160,000
                                                               ----------

CASH PROVIDED BY FINANCING ACTIVITIES                             160,000
                                                               ----------

NET CHANGE IN CASH                                                      -
      Cash, beginning of period                                         -
                                                               ----------

      Cash, end of period                                      $        -
                                                               ==========



Cash paid for:
  Interest                                                     $        -
  Income Taxes                                                          -



          See accompanying summary of accounting policies and notes to financial statements.

                        PRIDE BUSINESS DEVELOPMENT GROUP
                          (A development stage company)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

Pride Business Development Group ("Pride") was incorporated on April 25, 2003 in the State of Nevada. Pride is a development stage company and plans to become a principal source for the unique equipment and materials demanded by the Homeland Security marketplace. Pride's fiscal year end is December 31.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, Pride considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Income taxes. Federal and State income taxes are not payable by, or provided for, the Subchapter "S" company. Shareholders are taxed individually on their share of Company's earnings.

Recently issued accounting pronouncements. Pride does not expect the adoption of recently issued accounting pronouncements to have a significant impact on their results of operations, financial position or cash flow.


NOTE 2 - NOTE PAYABLE - RELATED PARTY

At December 31, 2003, Pride owed a majority shareholder a note payable in the amount of $160,000. This note represents the expenses incurred by Pride but paid by a related company on behalf of Pride. This related company is owned by Pride's majority shareholder. This note is due on September 13, 2008, bears 5.25% interest per annum and is unsecured. Accrued interest expense of $2,555 was recorded during the period.


NOTE 3 - INCOME TAXES

No provision for income taxes has been made, since all the shareholders of Pride are partners and the taxable income or loss is recognized by the shareholders of Pride.


NOTE 4 - COMMON STOCK

During 2003, Pride issued 100 shares of common stock to Pride's founders for a total value of $1,000.


NOTE 5 - COMMITMENTS

Pride subleases its office space from the related company under a three-year operating lease which began in May 2003. Basic rent expense charged to operations for fiscal 2003 was $21,000.

Future minimum lease payments under the non-cancelable operating lease are $68,162 for 2004, $89,708 for 2005, $45,096 for 2006 and none thereafter.

By agreement dated July 2, 2003, Pride entered into a four-year trademark license agreement with a third party and agreed to the minimum guarantees payments of $50,000 for 2004, $87,500 for 2005, $137,500 for 2006 and $37,500
for 2007 and none thereafter. Payment of the minimum guaranteed payments is guaranteed by a related private company that is owned by Pride's majority shareholder. Per the agreement, Pride holds the worldwide exclusive rights to utilize the Smith & Wesson(R) registered trademarks for personal body armor, ballistic and projectile fragment covers and automated external defibrillators. Pride has opted to expense the fees due per the agreement.


NOTE 6 - SUBSEQUENT EVENTS

On August 24, 2004, Pride was purchased by Medstretch, Inc. ("Medstretch") in a transaction recorded as a reverse merger. Medstretch issued 8,500,000 shares to Pride's shareholders in exchange for 100% of the outstanding stock of Pride. Immediately prior to this merger, Medstretch had 2,500,000 shares outstanding. Pride's shareholders now hold 77% of the total post-acquisition outstanding shares of Medstretch.

                        PRIDE BUSINESS DEVELOPMENT GROUP
                          (A development stage company)
                                  BALANCE SHEET
                                  June 30, 2004
                                   (Unaudited)


                                     ASSETS
Current asset:
      Cash                                                     $    3,040
                                                               ==========



                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
      Accounts payable                                         $   14,648
      Accrued liabilities                                          10,611

Long-term Liabilities
      Note payable - related party                                501,090
                                                               ----------

         Total liabilities                                        526,349
                                                               ----------



Stockholders' deficit
      Common stock, no par value, 75,000 shares
         authorized, 100 shares issued and outstanding              1,000
      Deficit accumulated during the development stage           (524,309
                                                               ----------

         Total stockholders' deficit                             (523,309
                                                               ----------

         Total liabilities and stockholders' deficit           $    3,040

                                                               ==========

                        PRIDE BUSINESS DEVELOPMENT GROUP
                          (A development stage company)
               STATEMENTS OF OPERATIONS Three and Six Months Ended
                        June 30, 2004 and the Period from
            April 25, 2003 (Inception) Through June 30, 2003 and 2004
                                   (Unaudited)


                             Three         Six     Inception   Inception
                             Months       Months     through     through
                              2004         2004       2003         2004
                              ----         ----       ----         ----

Revenues                   $       -   $   3,050   $       -   $   3,050
Cost of revenues                   -      (2,148)          -      (2,148)
                           ---------   ----------  ---------   ---------

Gross profit                       -         902           -         902

Operating expenses:
General & administrative     230,333     353,600           -     514,600

Interest expense               5,147       8,056           -      10,611
                           ---------   ---------   ---------   ---------

Net loss                   $(235,480)  $(360,754)  $       -   $(524,309)
                           ==========  ==========  =========   ==========

                        PRIDE BUSINESS DEVELOPMENT GROUP
                          (A development stage company)
                            STATEMENTS OF CASH FLOWS
        Six Months Ended June 30, 2004 and the Period from April 25, 2003
                   (Inception) Through June 30, 2003 and 2004


                                                Six      Inception  Inception
                                               Months     through    through
                                                2004       2003        2004
                                                ----       ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                $ (360,754)$        - $ (524,309)
     Adjustments to reconcile
       net loss to cash used in
       operating activities:
     Shares issued to founders                        -                 1,000
     Changes in assets and liabilities:
        Accounts payable                         14,648          -     14,648
        Accrued liabilities                       8,056          -     10,611
                                             ---------- ---------- ----------

CASH USED IN OPERATING ACTIVITIES              (338,050)         -   (498,050)
                                             ---------- ---------- ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from related party loans          341,090          -    501,090
                                             ---------- ---------- ----------

CASH PROVIDED BY FINANCING ACTIVITIES           341,090          -    501,090
                                             ---------- ---------- ----------

NET CHANGE IN CASH                                3,040          -      3,040
      Cash, beginning of period                       -          -          -
                                             ---------- ---------- ----------

      Cash, end of period                    $    3,040 $        - $    3,040
                                             ========== ========== ==========

Cash paid for:
  Interest                                   $        - $        - $        -
  Income Taxes                                        -          -          -

                        PRIDE BUSINESS DEVELOPMENT GROUP
                          (A development stage company)
                         NOTES TO FIANANCIAL STATEMENTS
                                   (unaudited)



NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited interim financial statements of Pride Business Development Group ("Pride") have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission ("SEC"), and should be read in conjunction with the audited financial statements and notes thereto contained in Pride's latest annual report filed with the SEC on Form 8-K. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the financial statements, which would substantially duplicate the disclosure contained in the audited financial statements for the year 2003, as reported in the 8-K, have been omitted.


NOTE 2 - NOTE PAYABLE

During first and second quarter of 2004, Pride's majority shareholder loaned additional $341,090 to Pride to pay for Pride's expenses.

  PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

The following pro forma financial statements has been derived from the financial statements of Pride Business Development Holdings Group ("Pride") at June 30, 2004 and adjusts such information to give effect to its reverse acquisition by Medstretch, Inc. ("Medstretch"), as if the acquisition had occurred at June 30, 2004. The pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either year-end. The pro forma financial statements should be read in conjunction with the notes thereto and Pride's financial statements and related notes thereto contained herein and Medstretch's financial statements and related notes thereto contained in Form 10-QSB as of June 30, 2004.

  Pro forma Consolidated Condensed Balance Sheet:

                                   6/30/04     6/30/04
                                    Pride    Medstretch    Adjustments      Pro-Forma
                                 ---------  ----------  -------------      ----------
Current Assets
   Cash                          $   3,040   $       61                    $    3,101
                                 =========   ==========                    ==========

Current Liabilities
   Accounts payable                 14,648       32,906                        47,554
   Accrued liabilities              10,611            -                        10,611
   Note payable - related party          -       28,894   (2)   (28,894)            -

Long-term Liabilities
   Note payable - related party    501,090            -                       501,090
                                 ---------   ----------                    ----------

      Total liabilities            526,349       61,800                       559,255
                                 ---------   ----------                    ----------

Common stock, no par value,
  75,000 shares authorized,
  100 shares issued and
  outstanding                        1,000           -    (1)    (1,000)            -
Common stock, $.001 par,
  100,000,000 shares authorized,
  12,166,000 shares issued
  and outstanding                        -       12,166   (1)    (1,166)       11,000
Paid in capital                          -       60,134   (1)  (131,873)      (42,845)
                                                          (2)    28,894
Accumulated Deficit               (524,309)    (134,039)  (1)   134,039      (524,309)
                                 ---------   ----------                    ----------
  Total Stockholders' deficit     (523,309)     (61,739)                     (556,154)
                                 ---------   ----------                    ----------
Total liabilities and
Stockholders' deficit            $   3,040   $       61                    $    3,101
                                 =========   ==========                    ==========


(1) On August 24, 2004, Pride Business Development Group was purchased by Medstretch in a transaction recorded as a reverse merger. Medstretch issued 8,500,000 shares to Pride's shareholders in exchange for 100% of the outstanding stock of Pride. Immediately prior to this merger, Medstretch had 2,500,000 shares outstanding, so Pride's shareholders now hold 77% of the total post-acquisition outstanding shares of Medstretch. In connection with the reverse merger, Medstretch changed its name to Pride Business Development Holdings, Inc.

(2) Medstretch's original shareholder forgave the outstanding loan balances as a result of the merger.